                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 16
Statement of Operations.......................... 17
Statement of Changes in Net Assets............... 18
Financial Highlights............................. 19
Notes to Financial Statements.................... 20

VKQ SAR 4/97

                             LETTER TO SHAREHOLDERS

March 21, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset
management and investment banking. The
transaction was completed in October,                [PHOTO]
and we look forward to exploring the
opportunities it creates for investors.
As part of the acquisition, Van Kampen    DENNIS J. MCDONNELL AND DON G. POWELL
American Capital became the distributor
of Morgan Stanley retail funds on January 2, 1997.
    More recently, on February 5, 1997, it was announced that Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The combined company will be a preeminent global financial services firm, with leading market positions in securities, asset management and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe those firms that want to offer investors the greatest opportunities and services in the next century must be market leaders in all facets of their business.

ECONOMIC REVIEW
    Due to fears that strong economic growth would trigger higher inflation and cause the Federal Reserve Board to raise interest rates, bond prices dropped sharply in the first few months of 1996. The Fed ultimately decided to take no action, however, and bond prices responded with a rally in May. The rally continued through the latter part of 1996, with bonds regaining much of the loss they experienced earlier in the year. Election-year politics further strengthened the municipal market; the flat federal income tax proposal lost support, and the status quo of a split government (a Democratic president and a Republican Congress) was maintained.
    Fixed-income prices showed some volatility in the first two months of 1997, but remained unchanged from year end. During the six-month reporting period, municipal bond yields decreased an average of 25 basis points. In comparison, taxable yields decreased 30 to 35 basis points over the same period. The Trust performed well in this environment in which interest rates declined and the price of bonds increased.

FUND STRATEGY

We employed the following strategies in managing the Trust:
- We maintained a barbell approach to credit quality, which means we concentrated our investments in the highest and lowest levels of the investment grade rating spectrum.

                                                           Continued on page two

    As of February 28, 1997, over 39 percent of the Trust's long-term investments are AAA-rated, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group. Another 40 percent of the long-term investments are non-rated (with an equivalent rating of investment grade at the time of purchase) or rated BBB or below. By investing at both ends of the investment grade rating spectrum, the portfolio's exposure to the volatility of interest rate movements tends to be more balanced. While the AAA-rated securities tend to provide safety of principal and total return opportunities, lower-rated and non-rated bonds provide income potential and have tended to exhibit lower price volatility as interest rates change. The value of Trust shares will fluctuate.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality as of February 28, 1997

AAA.............   39.5%
AA..............   10.0%
A...............    9.9%
BBB.............   21.7%
BB..............    8.9%
Not-Rated.......   10.0%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

- Rather than focusing on market timing, we attempt to identify securities that we believe will outperform within a sector and which can be acquired at an attractive price. This "bottom-up" approach to security selection, aided by our research team, provides significant added value to the portfolio.

- We invested in bonds in the 10- to 20-year range of the yield curve, seeking to capture the maximum yield with less volatility. Yields on securities in this maturity range were almost 90 percent of the yields on securities maturing in 30 years, with substantially reduced volatility--about two-thirds of the longer maturity securities.

- We adjusted the Trust's duration to seek to manage volatility. Duration, which is expressed in years, is a measurement of the portfolio's volatility to interest rate movements. Portfolios with shorter durations have tended to perform better when interest rates are rising. At the end of the period, the Trust's duration stood at 6.90 years, comparatively shorter than the Lehman Brothers Municipal Bond Index benchmark of 7.59 years. While the shorter duration added to the Trust's performance in the first half of 1996, it prevented the Trust from taking full advantage of the decline in interest rates during the latter half.

                                                         Continued on page three

[BAR GRAPH]

Six-month Dividend History
For the Period Ended February 28, 1997

Sep 1996 ............... $.08
Oct 1996 ............... $.08
Nov 1996 ............... $.08
Dec 1996 ............... $.08
Jan 1997 ............... $.08
Feb 1997 ............... $.08

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.


PERFORMANCE SUMMARY

    We are pleased to report that the Van Kampen American Capital Municipal Trust continued its positive performance over the first half of its fiscal year. For the six-month period ended February 28, 1997, the Trust generated a total return at market price of 4.24 percent(1). The Trust offered a tax-exempt distribution rate of 6.51 percent(3), based on the closing common stock price of $14.75 per share on February 28, 1997. Because income from the Trust is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning 10.17 percent(4) (for investors in the 36 percent federal income tax bracket).

MUNICIPAL MARKET OUTLOOK

    We continue to see signs of a strengthening economy. As a result, we believe it is more likely that interest rates will rise rather than decline, although we do not expect to see a drastic move in either direction. We are, however, maintaining a defensive posture with the Trust by maintaining a relatively short duration in the event of an increase in interest rates.

                                               Please see footnotes on page four

    Relatively stable interest rates are favorable for the leveraged structure of our closed-end funds, which involves borrowing short-term funds to purchase long-term municipal securities. The leveraged capital structure of the Trust has continued to provide common shareholders with above-market levels of dividend income. It should be noted, however, that a significant rise in short-term interest rates would have an unfavorable effect on the dividend-paying ability of the common shares, and would also negatively impact the price.
    We believe the Trust is positioned to perform well in the coming months, and do not anticipate major changes in the portfolio's characteristics. We will continue to seek to balance the Trust's total return and dividend income. At the same time, we seek to manage the volatility of the Trust by adjusting the duration when necessary, and to continue to add value through security selection. Thank you for your confidence in Van Kampen American Capital and in your Trust's management team.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED FEBRUARY 28, 1997

                  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST
                          (NYSE TICKER SYMBOL -- VKQ)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)............    4.24%
Six-month total return based on NAV(2).....................    5.92%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)...................................................    6.51%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................   10.17%

 SHARE VALUATIONS

Net asset value............................................  $ 16.29
Closing common stock price.................................  $14.750
Six-month high common stock price (02/28/97)...............  $14.750
Six-month low common stock price (01/02/97)................  $13.750
Preferred share (Series A) rate(5).........................   3.400%
Preferred share (Series B) rate(5).........................   3.400%
Preferred share (Series C) rate(5).........................   3.370%
Preferred share (Series D) rate(5).........................   3.890%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
  (000)                       Description                    Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
             MUNICIPAL BONDS
             ALABAMA  0.6%
 $  1,640    Jasper, AL Wtrwks & Swr Brd Wtr & Swr Rev
             (AMBAC Insd)..................................   5.850%  06/01/13   $  1,695,760
    1,450    Jefferson Cnty AL Swr Rev Rfdg Wts Ser A (FGIC
             Insd).........................................   5.625   02/01/22      1,425,132
    2,000    Jefferson Cnty, AL Swr Rev Rfdg Wts Ser A
             (FGIC Insd)...................................   5.375   02/01/27      1,913,980
                                                                                 ------------
                                                                                    5,034,872
                                                                                 ------------
             CALIFORNIA  5.5%
    4,100    California St Pub Wks Brd Lease Rev Rfdg Dept
             Of Corr Ser B (MBIA Insd).....................   5.625   11/01/19      4,053,055
    8,500    Castaic Union Sch Dist, CA Cap Apprec Ser A
             (FGIC Insd)...................................       *   05/01/18      2,531,385
    5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
             Rev (MBIA Insd)...............................       *   09/01/17      1,520,350
    1,145    Del Mar CA Race Track Auth Rev Rfdg...........   5.500   08/15/97      1,151,858
    1,210    Del Mar CA Race Track Auth Rev Rfdg...........   5.500   08/15/98      1,226,928
    2,000    Del Mar CA Race Track Auth Rev Rfdg...........   6.000   08/15/06      2,026,580
    7,560    Delano, CA Ctfs Partn Ser A...................   9.250   01/01/22      8,496,382
    4,775    Los Angeles, CA Multi-Family Rev Ser G Rfdg
             (FSA Insd)....................................   5.650   01/01/14      4,743,867
    3,000    Los Angeles, CA Uni Sch Dist Ctfs Partn (FSA
             Insd).........................................   5.500   10/01/16      2,941,710
    7,000    Orange Cnty, CA Recovery Ctfs Ser A (MBIA
             Insd).........................................   6.000   07/01/07      7,582,890
   10,000    Orange Cnty, CA Recovery Ser A Rfdg (MBIA
             Insd) (c).....................................   6.000   06/01/09     10,816,700
    5,695    Sacramento, CA City Fin Auth Rev Comb Proj B
             (MBIA Insd)...................................       *   11/01/14      2,112,617
                                                                                 ------------
                                                                                   49,204,322
                                                                                 ------------
             COLORADO  10.2%
   19,500    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
             E-470 Proj Ser C..............................       *   08/31/26      2,438,280
    5,000    Boulder Cnty, CO Rev Natl Cent Atmosphere Rfdg
             & Impt........................................   6.900   12/01/07      5,478,000
    8,500    Boulder Cnty, CO Rev Natl Cent Atmosphere Rfdg
             & Impt........................................   7.000   12/01/13      9,291,520
    2,090    Colorado Hsg Fin Auth Single Family Pgm Sr Gtd
             Mtg Ln D3 (FHA Gtd)...........................   7.200   08/01/23      2,180,162
   10,000    Denver, CO City & Cnty Arpt Rev Ser A.........   8.250   11/15/12     11,340,200
   12,800    Denver, CO City & Cnty Arpt Rev Ser A.........   8.500   11/15/23     14,585,600
    8,535    Denver, CO City & Cnty Arpt Rev Ser A.........   8.000   11/15/25      9,520,366
   11,100    Denver, CO City & Cnty Arpt Rev Ser D.........   7.000   11/15/25     11,666,877
   22,000    Meridian Metro Dist CO Peninsular & Oriental
             Steam Navig Co Rfdg(c)........................   7.500   12/01/11     24,178,220
                                                                                 ------------
                                                                                   90,679,225
                                                                                 ------------

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
  (000)                       Description                    Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
             CONNECTICUT  2.1%
 $  7,140    Connecticut St Hlth & Edl Fac Auth Rev Nursing
             Home Proj AHF/Hartford........................   7.125%  11/01/24   $  8,137,815
    7,000    Mashantucket Western Pequot Tribe CT Spl Rev
             Ser A.........................................   6.400   09/01/11      7,280,490
    3,275    Waterbury, CT Hsg Auth Multi family Rev Mtg
             2nd Lien GNMA Sec 8 Proj A....................   5.850   02/01/37      3,234,914
                                                                                 ------------
                                                                                   18,653,219
                                                                                 ------------
             DELAWARE  0.5%
    2,000    Delaware St Econ Dev Auth Rev Exempt Fac
             Delmarva Pwr & Lt Co..........................   7.500   10/01/17      2,133,820
    2,460    Delaware St Hsg Auth Rev Sr Home Mtg Ser B
             Subser B2.....................................   7.200   12/01/21      2,560,811
                                                                                 ------------
                                                                                    4,694,631
                                                                                 ------------
             DISTRICT OF COLUMBIA  0.3%
    1,000    District of Columbia Hosp Rev Medlantic
             Hlthcare Group A Rfdg (MBIA Insd) (c).........   5.875   08/15/19      1,003,280
    2,000    District of Columbia Rev Carnegie Endowment...   5.750   11/15/26      1,971,500
                                                                                 ------------
                                                                                    2,974,780
                                                                                 ------------
             FLORIDA  2.8%
    2,600    Brevard Cnty, FL Sch Brd Ctfs Partn Ser A
             (AMBAC Insd)..................................   5.400   07/01/10      2,655,172
    1,000    Florida St Correctional Privatization Comm
             Ctfs Partn (AMBAC Insd).......................   5.000   08/01/17        936,150
    1,000    Hillsborough Cnty, FL Indl Dev Auth Indl Dev
             Rev Univ Cmnty Hosp (MBIA Insd)...............   5.750   08/15/14      1,016,380
    3,000    Palm Beach Cnty, FL Hlth Fac Retiremnt Cmnty
             Acts Obl Group................................   5.625   11/15/20      2,911,830
    7,760    Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
             Kobernick/Meadow Park (Prerefunded @
             07/01/02).....................................  10.000   07/01/22      9,802,354
    8,000    South Broward Hosp Dist FL Rev Hosp Rev Bonds
             (MBIA Insd)...................................   5.250   05/01/21      7,565,120
                                                                                 ------------
                                                                                   24,887,006
                                                                                 ------------
             GEORGIA  1.1%
    5,438    Cobb Cnty, GA Dev Auth Rev Grantor Trust Ctfs
             Franklin Forest Ser A.........................   8.000   06/01/22      5,519,062
    4,000    Muni Elec Auth GA Proj One Subser A (AMBAC
             Insd).........................................   6.250   01/01/14      4,231,880
                                                                                 ------------
                                                                                    9,750,942
                                                                                 ------------

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
  (000)                       Description                    Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
             ILLINOIS  11.9%
 $  4,920    Bedford Park, IL Tax Increment Rev Sr Lien
             Bedford City Sq Proj..........................   9.250%  02/01/12   $  5,550,596
    2,500    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             American Airls Inc Proj Rfdg..................   8.200   12/01/24      2,955,875
    7,475    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             United Airls Inc..............................   8.400   05/01/04      8,099,835
   10,600    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             United Airls Inc (c)..........................   8.500   05/01/18     11,653,534
    4,555    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             United Airls Inc Ser A........................   8.400   05/01/18      4,941,218
    4,590    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             United Airls Inc Ser B........................   8.950   05/01/18      5,209,788
    1,200    Hodgkins, IL Tax Increment....................   9.500   12/01/09      1,398,948
    3,500    Hodgkins, IL Tax Increment (Prerefunded @
             12/01/01).....................................   9.500   12/01/09      4,345,320
    4,000    Hodgkins, IL Tax Increment Rev Ser A Rfdg.....   7.625   12/01/13      4,148,520
    2,500    Illinois Dev Fin Auth Rev Catholic Charities
             Hsg Dev.......................................   6.350   01/01/25      2,497,450
    2,000    Illinois Dev Fin Auth Solid Waste Disposal
             Rev...........................................   5.950   12/01/24      1,980,200
    4,000    Illinois Edl Fac Auth Rev Lewis University....   6.000   10/01/24      3,871,560
    2,500    Illinois Hlth Fac Auth Rev Evangelical Hosp
             Ser C Rfdg (FSA Insd).........................   6.750   04/15/12      2,830,125
    7,750    Illinois Hlth Fac Auth Rev Fairview Oblig
             Group Proj A (Prerefunded @ 10/01/02).........   9.500   10/01/22..    9,683,935
    4,665    Illinois Hlth Fac Auth Rev Hinsdale Hosp Ser B
             Rfdg..........................................   9.000   11/15/15      5,220,975
    1,500    Illinois Hlth Fac Auth Rev Sarah Bush Lincoln
             Hlth Cent (Prerefunded @ 5/15/02).............   7.250   05/15/12      1,707,060
   10,000    Illinois Hlth Fac Auth Rev Servantcor Ser A
             (Var Rate Cpn) (Prerefunded @ 08/15/01) (c)...   8.000   08/15/21     11,531,900
    1,870    Illinois Hsg Dev Auth Rev Homeowner Mtg Subser
             A2 (FHA Gtd)..................................   7.125   08/01/26      1,983,864
    1,510    Roselle, IL Multi-Family Hsg Rev Waterbury
             Apts Ser A Rfdg (GNMA Collateralized).........   7.000   01/01/25      1,617,361
    2,000    Southern IL Univ Rev Cap Apprec Hsg & Aux Fac
             Sys A (MBIA Insd).............................       *   04/01/18        593,940
    3,800    Winnebago & Boone Cntys, IL Sch Dist No 205
             (FSA Insd) (c)................................   7.125   02/01/01      4,176,542
    4,125    Winnebago & Boone Cntys, IL Sch Dist No 205
             (FSA Insd)....................................   7.200   02/01/02      4,615,174
    4,475    Winnebago & Boone Cntys, IL Sch Dist No 205
             (FSA Insd)....................................   7.300   02/01/03      5,103,917
                                                                                 ------------
                                                                                  105,717,637
                                                                                 ------------
             INDIANA  0.9%
    2,500    Indiana Bond Bank Spl Pgm Ser F...............   7.150   08/01/15      2,727,200
    3,000    Indiana St Dev Fin Auth Indl Dev Rev Unr Rohn
             Inc Proj......................................   7.500   03/01/11      3,056,280
    2,000    Plymouth, IN Multi Sch Bldg Corp First Mtg
             (Prerefunded @ 01/01/02) (AMBAC Insd).........   6.750   01/01/13      2,225,460
                                                                                 ------------
                                                                                    8,008,940
                                                                                 ------------

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
  (000)                       Description                    Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
             KANSAS  2.5%
 $ 20,000    Burlington, KS Pollutn Ctl Rev KS Gas & Elec
             Co Proj Rfdg (MBIA Insd)(c)...................   7.000%  06/01/31   $ 22,103,400
                                                                                 ------------
             KENTUCKY  1.9%
    2,000    Ashland, KY Solid Waste Rev Ashland Oil Inc
             Proj..........................................   7.200   10/01/20      2,129,240
    4,000    Elsmere, KY Indl Dev Rev Rfdg.................   6.750   04/01/10      4,136,840
   10,000    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
             Delta Airls Proj Ser A........................   7.125   02/01/21     10,647,600
                                                                                 ------------
                                                                                   16,913,680
                                                                                 ------------
             LOUISIANA  1.6%
      825    East Baton Rouge, LA Mtg Fin Auth Single
             Family Mtg Pur Ser A Rfdg (GNMA
             Collateralized) (c)...........................   7.100   10/01/24        867,982
    7,130    East Baton Rouge, LA Mtg Fin Auth Single
             Family Mtg Pur Ser C Rfdg (GNMA Insd).........   7.000   04/01/32      7,430,387
    2,000    New Orleans, LA Rfdg (AMBAC Insd).............       *   09/01/16        669,780
   15,700    Orleans Parish, LA Sch Brd Rfdg (FGIC Insd)...       *   02/01/15      5,653,570
                                                                                 ------------
                                                                                   14,621,719
                                                                                 ------------
             MAINE  0.1%
    1,000    Maine Vets Homes Rev..........................   7.750   10/01/20      1,057,260
                                                                                 ------------
             MARYLAND  1.8%
    2,300    Baltimore, MD Cap Apprec Cons Pub Impt Rfdg
             (FGIC Insd)...................................       *   10/15/06      1,435,706
    3,920    Baltimore, MD Cap Apprec Cons Pub Impt Rfdg
             (FGIC Insd)...................................       *   10/15/07      2,305,352
  139,445    Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
             Dev Single Family Rev Pgm 6...................       *   04/01/30     12,458,016
                                                                                 ------------
                                                                                   16,199,074
                                                                                 ------------
             MASSACHUSETTS  0.8%
    2,600    Massachusetts St Hlth & Edl Fac Auth Rev Med
             Cent of Central MA............................   7.100   07/01/21      2,770,976
    3,000    Massachusetts St Hlth & Edl Fac Auth Rev New
             England Med Cent Hosp Ser G (Embedded Swap)
             (MBIA Insd) (d)...............................   3.100   07/01/13      2,646,630
    1,375    Massachusetts St Hlth & Edl Fac Auth Rev
             Winchester Hosp Ser D Rfdg (Connie Lee
             Insd).........................................   5.750   07/01/14      1,393,714
                                                                                 ------------
                                                                                    6,811,320
                                                                                 ------------
             MICHIGAN  1.0%
    2,000    Michigan Muni Bond Auth Rev Loc Govt Ln Ser
             C-A
             (FSA Insd)....................................       *   06/15/13        814,340
    1,900    Michigan St Hosp Fin Auth Rev Saratoga Cmnty
             Hosp Rfdg.....................................   8.750   06/01/10      2,133,206
    5,000    Portage Lake, MI Wtr & Swr Auth Ser II
             (Prerefunded @ 10/01/02)......................   7.625   10/01/20      5,822,250
                                                                                 ------------
                                                                                    8,769,796
                                                                                 ------------

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
  (000)                       Description                    Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
             MISSISSIPPI  0.4%
 $  1,000    Claiborne Cnty, MS Pollutn Ctl Rev Sys Energy
             Res Inc Rfdg..................................   7.300%  05/01/25   $  1,048,470
    2,000    Mississippi Home Corp Single Family Rev Mtg Ser F
             (GNMA Collateralized) (d)..................6.000/7.550   12/01/27      2,216,560
                                                                                 ------------
                                                                                    3,265,030
                                                                                 ------------
             MISSOURI  1.3%
    1,740    Good Shepherd Nursing Home Dist MO Nursing
             Home
             Fac Rev.......................................   7.625   08/15/15      1,786,945
    2,730    Good Shepherd Nursing Home Dist MO Nursing
             Home
             Fac Rev.......................................   7.750   08/15/25      2,813,265
    3,750    Hannibal, MO Indl Dev Auth Hlth Fac Rev
             Hannibal Regl Hlthcare Sys Inc (Prerefunded @
             09/01/01).....................................   9.500   03/01/22      4,659,038
    2,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd)........   5.000   06/01/11      1,955,000
                                                                                 ------------
                                                                                   11,214,248
                                                                                 ------------
             MONTANA  0.5%
    3,900    Montana St Coal Severance Tax Broadwater Pwr
             Proj Ser A Rfdg...............................   6.875   12/01/17      4,152,408
                                                                                 ------------
             NEVADA  0.4%
      975    Henderson, NV Loc Impt Dist No T-4 Ser A......   8.500   11/01/12      1,022,161
      865    Nevada Hsg Division Multi Unit Hsg Saratoga
             Palms (FNMA Insd).............................   6.250   10/01/16        879,471
    1,750    Nevada St Rfdg................................   4.375   08/01/03      1,728,738
                                                                                 ------------
                                                                                    3,630,370
                                                                                 ------------
             NEW JERSEY  5.7%
    1,515    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)...................................       *   03/01/99      1,395,042
    1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)...................................       *   03/01/00        878,570
    1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)...................................       *   03/01/02        798,260
    1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)...................................       *   03/01/03        763,140
    1,000    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)...................................       *   03/01/04        724,580
    1,460    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)...................................       *   03/01/05      1,002,494
    1,465    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)...................................       *   03/01/06        951,386
    1,615    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)...................................       *   03/01/07        990,011
    1,555    Eastern Camden Cnty, NJ Regl Sch Dist Rfdg
             (FGIC Insd)...................................       *   03/01/08        898,044
   10,000    New Jersey Econ Dev Auth Wtr Fac Rev (FGIC
             Insd).........................................   6.500   04/01/22     10,698,200
   25,000    New Jersey Econ Dev Auth St Contract Econ
             Recovery (Embedded Cap) (MBIA Insd)...........   5.900   03/15/21     26,324,000
    5,000    Union Cnty, NJ Util Auth Solid Waste Rev Ser
             A.............................................   7.150   06/15/09      5,150,700
                                                                                 ------------
                                                                                   50,574,427
                                                                                 ------------
             NEW MEXICO  0.1%
      894    Santa Fe, NM Single Family Mtg Rev Rfdg.......   8.450   12/01/11        953,580
                                                                                 ------------

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
  (000)                       Description                    Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
             NEW YORK  15.0%
 $  4,000    Herkimer Cnty, NY Indl Dev Agy Indl Dev Rev
             Burrows Paper Corp Recycling..................   8.000%  01/01/09   $  3,945,040
    5,550    Metropolitan Tran Auth NY Svcs Contract
             Commuter Fac Ser N Rfdg.......................   6.000   07/01/11      5,546,837
    4,000    Metropolitan Tran Auth NY Svcs Contract Tran
             Fac...........................................   7.000   07/01/09      4,316,720
    1,900    Metropolitan Tran Auth NY Svcs Contract Tran
             Fac Ser N Rfdg................................   6.000   07/01/11      1,898,917
    5,000    New York City Adjustment Adjusted Subser A1...   6.425   08/01/12      4,698,250
    1,275    New York City Prerefunded Series A............   7.750   08/15/12      1,462,961
      435    New York City Prerefunded Series C............   7.100   08/15/10        482,511
      225    New York City Unrefunded Balance Series A.....   7.750   08/15/12        250,416
    1,065    New York City Unrefunded Balance Series C.....   7.100   08/15/10      1,127,079
    2,000    New York City Hlth & Hosp Corp Rev Ser A Rfdg
             (AMBAC Insd)..................................   5.750   02/15/22      1,985,540
    7,000    New York City Ser B...........................   7.500   02/01/05      7,774,410
    7,000    New York City Ser E Rfdg (c)..................   5.500   02/15/08      6,920,480
    2,585    New York City Ser F...........................   8.250   11/15/02      2,959,670
    5,000    New York St Dorm Auth Rev City Univ Ser F.....   5.500   07/01/12      4,863,350
    6,800    New York St Dorm Auth Rev Cons City Univ Sys
             Ser A.........................................   5.625   07/01/16      6,697,048
    7,055    New York St Dorm Auth Rev Court Fac Lease Ser
             A.............................................  5.250..  05/15/21      6,312,955
    4,250    New York St Energy Resh & Dev Auth Fac Rev
             Cons Edison Co Proj Ser B Rfdg (MBIA Insd)....   5.250   08/15/20      3,959,980
    3,000    New York St Energy Resh & Dev Auth St Svc
             Contract Rev Westn NY Nuclear Svc Cent Proj...   5.400   04/01/98      3,042,990
    3,000    New York St Environmental Fac Corp Pollutn
             Ctrl Rev......................................   5.200   05/15/14      2,961,480
    7,375    New York St Environmental Fac Corp Pollutn Ctl
             Rev St Wtr Revolving Fund Ser E...............   6.700   06/15/10      8,132,486
    2,920    New York St Med Care Fac Fin Agy Rev Mental
             Hlth Svcs Fac Ser D...........................   7.400   02/15/18      3,208,700
    7,725    New York St Med Care Fac Fin Agy Rev Mental
             Hlth Svcs Fac Ser D (Prerefunded 02/15/02)....   7.400   02/15/18      8,837,245
    1,500    New York St Mtg Agy Rev Homeowner Mtg Ser
             59............................................   6.250   04/01/27      1,556,295
   19,000    New York St Urban Dev Corp Rev St Fac
             (Prerefunded @ 04/01/01)(c)...................   7.500   04/01/11     21,588,750
    3,000    Onondaga Cnty, NY Indl Dev Agy Swr Fac Rev
             Bristol-Meyers Squibb Co Proj (MBIA Insd).....   5.750   03/01/24      3,113,460
    5,000    Port Auth NY & NJ Cons 109th Ser..............   5.375   01/15/32      4,772,900
    4,000    Port Auth NY & NJ Cons One Hundred Ninth
             Ser...........................................   5.375   07/15/22      3,886,480
    3,375    Port Auth, NY & NJ Cons 102nd Ser (MBIA
             Insd).........................................   5.600   10/15/11      3,429,371
    4,000    Upper Mohawk Vly Reg Wrt Fin NY Ser A (FSA
             Insd).........................................   5.125   10/01/26      3,707,680
                                                                                 ------------
                                                                                  133,440,001
                                                                                 ------------

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
  (000)                       Description                    Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
             NORTH CAROLINA  3.3%
 $  5,000    North Carolina Eastn Muni Pwr Agy Pwr Sys Rev
             (MBIA Insd)...................................   5.700%  01/01/13   $  5,049,350
   10,000    North Carolina Eastn Muni Pwr Agy Pwr Sys Rev
             Ser B Rfdg (Embedded Cap).....................   6.000   01/01/14      9,941,500
   13,300    North Carolina Muni Pwr Agy No 1 Catawba Elec
             Rev (Embedded Cap) (MBIA Insd) (c)............   6.000   01/01/12     14,382,753
                                                                                 ------------
                                                                                   29,373,603
                                                                                 ------------
             OHIO  1.4%
    5,375    Franklin Cnty, OH Hosp Rev Holy Cross Hlth Sys
             Ser B Rfdg (MBIA Insd)........................   5.250   06/01/10      5,366,938
    1,500    Gateway Econ Dev Corp Gtr Cleveland OH Stadium
             Rev...........................................   6.500   09/15/14      1,515,195
    2,000    Montgomery Cnty, OH Hosp Rev Dayton
             Osteopathic Hosp Proj Rfdg....................   6.000   12/01/12      1,958,920
    2,270    Montgomery Cnty, OH Hosp Rev Kettering Med
             Cent (MBIA Insd)..............................   6.250   04/01/20      2,486,240
    1,000    Ohio St Air Quality Dev Auth Rev JMG Funding
             Ltd Partnership Proj Rfdg (AMBAC Insd)........   6.375   04/01/29      1,066,400
                                                                                 ------------
                                                                                   12,393,693
                                                                                 ------------
             OKLAHOMA  2.5%
    2,000    Cent Oklahoma Tran + Pkg Auth Rfdg Pkg Sys
             (FSA Insd)....................................   5.250   07/01/16      1,928,080
    3,595    Cleveland Cnty, OK Home Ln Auth Single Family
             Mtg
             Rev Rfdg......................................   8.000   08/01/12      3,831,407
    1,240    Kay Cnty, OK Home Fin Auth Rev Single Family
             Mtg Ser A Rfdg (AMBAC Insd)...................   7.000   11/01/11      1,361,384
    9,260    Oklahoma Hsg Fin Agy Single Family Rev Mtg
             Class B (GNMA Collateralized).................   7.997   08/01/18     10,355,736
    3,000    Tulsa, OK Indl Auth Hosp Rev Tulsa Regl Med
             Cent (Prerefunded @ 06/01/03).................   7.200   06/01/17      3,446,250
    1,500    Tulsa, OK Muni Arpt Tran Rev American Airls
             Inc...........................................   7.600   12/01/30      1,623,735
                                                                                 ------------
                                                                                   22,546,592
                                                                                 ------------
             PENNSYLVANIA  2.4%
    2,650    Butler Cnty, PA Hosp Auth Hosp Rev Butler Mem
             Hosp Ser A (FSA Insd).........................   5.250   07/01/12      2,584,413
    2,165    Clarion Cnty, PA Hosp Auth Hosp Rev Clarion
             Hosp Proj.....................................   8.500   07/01/21      2,386,241
   10,000    Geisinger Auth PA Hlth Sys Ser A..............   6.400   07/01/22     10,350,500
    2,000    Montgomery Cnty, PA Indl Dev Auth Retirement
             Cmnty Rev Adult Cmntys Total Svcs Ser B.......   5.625   11/15/12      1,965,040
    4,000    Montgomery Cnty, PA Indl Dev Auth Retirement
             Cmnty Rev Adult Cmntys Total Svcs Ser B.......   5.750   11/15/17      3,898,080
                                                                                 ------------
                                                                                   21,184,274
                                                                                 ------------

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
  (000)                       Description                    Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
             RHODE ISLAND  1.5%
 $  2,450    Providence, RI Redev Agy Ctfs Partn Ser A.....   8.000%  09/01/24   $  2,587,568
    3,470    Rhode Island Hsg & Mtg Fin Corp Homeownership
             Oppty
             Ser 3.........................................   8.050   04/01/22      3,645,235
    4,750    Rhode Island Hsg & Mtg Fin Corp Ser 8 (Inverse
             Fltg).........................................  10.387   04/01/24      5,171,562
    2,000    Rhode Island St Hlth & Edl Bldg Corp Rev
             Higher Edl Fac Roger Williams (Connie Lee
             Insd).........................................   7.250   11/15/24      2,362,420
                                                                                 ------------
                                                                                   13,766,785
                                                                                 ------------
             TENNESSEE  0.5%
    4,228    Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev
             Multi-Family Mtg Rock Creek Plaza Rfdg (GNMA
             Collateralized)...............................   7.375   01/20/27      4,518,859
                                                                                 ------------
             TEXAS  7.1%
    4,500    Alliance Arpt Auth Inc TX Spl Fac Rev American
             Airls
             Inc Proj......................................   7.500   12/01/29      4,815,990
    6,000    Brazos River Auth TX Pollutn Ctl Rev Coll TX
             Util Elec Co Proj A (AMBAC Insd)..............   6.750   04/01/22      6,462,840
      450    Brazos, TX Higher Edl Auth Inc Student Ln Rev
             Subser C2 Rfdg................................   7.100   11/01/04        495,428
    5,000    Coastal Bend Hlth Fac Dev (AMBAC Insd)........   5.929   11/15/13      5,063,850
   15,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
             Rev American Airls Inc(c).....................   7.500   11/01/25     16,054,950
    3,600    Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
             Rev Delta Airls Inc...........................   7.625   11/01/21      3,906,000
    2,615    Fort Worth, TX Hsg Fin Corp Home Mtg Rev Ser A
             Rfdg..........................................   8.500   10/01/11      2,851,788
    1,869    Texas Genl Svcs Comm Partn Int Lease Pur
             Ctfs..........................................   7.250   08/15/11      1,900,401
   21,270    Texas St Pub Ppty Fin Corp Rev Mental Hlth &
             Retardation Rfdg (FSA Insd)(c)................   5.250   09/01/08     21,371,245
                                                                                 ------------
                                                                                   62,922,492
                                                                                 ------------
             UTAH  2.5%
    3,955    Bountiful, UT Hosp Rev South Davis Cmnty Hosp
             Proj..........................................   9.500   12/15/18      4,384,513
   14,855    Murray City, UT Hosp Rev Inc Hlth Svc Inc Rfdg
             (MBIA Insd)...................................   4.750   05/15/20     12,852,249
    3,000    Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg
             (Embedded Cap)................................   5.500   02/17/97      2,911,530
    1,660    Utah St Hsg Fin Agy Single Family Mtg Insd Ser
             E2 (FHA Gtd)..................................   7.150   07/01/24      1,740,062
                                                                                 ------------
                                                                                   21,888,354
                                                                                 ------------

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
  (000)                       Description                    Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
             VIRGINIA  1.1%
 $  1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac Lease
             Rev Henrico Cnty Regl Jail Proj...............   6.500%  08/01/10   $  1,644,045
    1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac Lease
             Rev Henrico Cnty Regl Jail Proj...............   7.125   08/01/21      1,707,165
    1,750    Loudoun Cnty, VA Indl Dev Auth Loudoun Hosp
             Cent (FSA Insd)...............................   5.800   06/01/26      1,746,150
    5,000    Roanoke, VA Indl Dev Auth Hosp Rev Roanoke Mem Hosp
             Carilion Hlth Sys Ser B Rfdg (MBIA
             Insd)(d)...................................4.700/6.250   07/01/20      4,977,650
    1,050    Virginia St Hsg Dev Auth Comwlth Mtg Ser A
             Subser A1 (FHA Gtd)...........................       *   07/01/29         92,326
                                                                                 ------------
                                                                                   10,167,336
                                                                                 ------------
             WASHINGTON  0.1%
    5,000    Bellevue, WA Convention Cent Auth Spl Oblig
             Rev Rfdg (MBIA Insd)..........................       *   02/01/24      1,029,350
                                                                                 ------------
             WEST VIRGINIA  0.8%
    6,550    Harrison Cnty, WV Cnty Cmnty Solid Waste Disp
             Rev Potomac Edison Co Ser A...................   6.875   04/15/22      6,957,803
                                                                                 ------------
             WISCONSIN  1.8%
    1,000    Madison, WI Indl Dev Rev Madison Gas & Elec Co
             Proj A........................................   6.750   04/01/27      1,061,080
    5,250    Wisconsin Hsg & Econ Dev Auth Hsg Rev Ser B...   7.050   11/01/22      5,587,522
    2,435    Wisconsin St Hlth & Edl Fac Auth Rev Sisters
             Sorrowful Mother Series A (MBIA Insd) (b).....   5.700   08/15/26      2,382,234
    7,280    Wisconsin St Hlth & Edl Fac Auth Rev
             Children's Hosp (Embedded Cap) (FGIC Insd)....   5.000   08/15/10      7,035,538
                                                                                 ------------
                                                                                   16,066,374
                                                                                 ------------
             WYOMING  0.9%
    4,000    Wyoming Cmnty Dev Auth Single Family Ser G
             (FHA Gtd).....................................   7.250   06/01/21      4,237,040
    4,000    Wyoming Cmnty Dev Auth Single Family Ser H....   7.100   06/01/12      4,234,520
                                                                                 ------------
                                                                                    8,471,560
                                                                                 ------------
             PUERTO RICO  0.5%
    2,497    Puerto Rico Comwlth Dept of Hlth Lease Pur
             Ctfs (c)......................................   7.250   04/07/01      2,499,031
    2,000    Puerto Rico Elec Pwr Auth Pwr Rev Ser P
             (Prerefunded @ 07/01/01)......................   7.000   07/01/21      2,250,420
                                                                                 ------------
                                                                                    4,749,451
                                                                                 ------------

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
  (000)                       Description                    Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  95.4%
  (Cost $795,248,390) (a).....................................................   $849,348,413
SHORT-TERM INVESTMENTS AT AMORTIZED COST  3.4%................................     30,800,000
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%...................................     10,543,513
                                                                                 ------------
NET ASSETS  100%..............................................................   $890,691,926
                                                                                 ============
*Zero coupon bond
(a) At February 28, 1997, cost for federal income tax purposes is
    $795,248,390; the aggregate gross unrealized appreciation is $54,753,358 and the aggregate gross unrealized depreciation is $653,335, resulting in net unrealized appreciation including options and futures transactions of $54,100,023.
(b) Securities purchased on a when issued or delayed delivery basis.
(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and open futures transactions.
(d) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $795,248,390)
  (Note 1)..................................................  $849,348,413
Short-Term Investments (Note 1).............................    30,800,000
Cash........................................................       717,196
Receivables:
  Interest..................................................    13,257,315
  Securities Sold...........................................       295,000
Other.......................................................        15,736
                                                              ------------
      Total Assets..........................................   894,433,660
                                                              ------------
LIABILITIES:
Payables:
  Securities Purchased......................................     2,374,559
  Income Distributions - Common and Preferred Shares........       510,988
  Investment Advisory Fee (Note 2)..........................       478,819
  Administrative Fee (Note 2)...............................       136,805
  Variation Margin on Futures...............................        31,250
  Affiliates (Note 2).......................................        13,155
Accrued Expenses............................................       140,703
Deferred Compensation and Retirement Plans (Note 2).........        55,455
                                                              ------------
      Total Liabilities.....................................     3,741,734
                                                              ------------
NET ASSETS..................................................  $890,691,926
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 6,000 issued
  with liquidation preference of $50,000 per share) (Note
  5)........................................................  $300,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized,
  36,270,469 shares issued and outstanding).................       362,705
Paid in Surplus.............................................   536,860,572
Net Unrealized Appreciation on Securities...................    54,054,660
Accumulated Undistributed Net Investment Income.............     3,216,103
Accumulated Net Realized Loss on Securities.................    (3,802,114)
                                                              ------------
      Net Assets Applicable to Common Shares................   590,691,926
                                                              ------------
NET ASSETS..................................................  $890,691,926
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($590,691,926 divided
  by 36,270,469 shares outstanding).........................  $      16.29
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $27,748,630
                                                                -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................      3,074,652
Administrative Fee (Note 2).................................        878,472
Preferred Share Maintenance (Note 5)........................        401,982
Custody.....................................................         58,462
Legal (Note 2)..............................................         27,150
Trustees Fees and Expenses (Note 2).........................         13,165
Amortization of Organizational Expenses (Note 1)............            707
Other.......................................................        178,091
                                                                -----------
    Total Expenses..........................................      4,632,681
                                                                -----------
NET INVESTMENT INCOME.......................................    $23,115,949
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...............................................    $ 3,254,450
  Futures...................................................      1,516,916
                                                                -----------
Net Realized Gain on Securities.............................      4,771,366
                                                                -----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................     43,230,522
                                                                -----------
  End of the Period:
    Investments.............................................     54,100,022
    Futures.................................................        (45,362)
                                                                -----------
                                                                 54,054,660
                                                                -----------
Net Unrealized Appreciation on Securities During the
  Period....................................................     10,824,138
                                                                -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES..............    $15,595,504
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $38,711,453
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended February 28, 1997
                 and the Year Ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                         February 28, 1997   August 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................       $ 23,115,949      $ 46,970,003
Net Realized Gain/Loss on Securities...................          4,771,366          (766,198)
Net Unrealized Appreciation on Securities During the
  Period...............................................         10,824,138         4,555,031
                                                              ------------      ------------
Change in Net Assets from Operations...................         38,711,453        50,758,836
                                                              ------------      ------------
Distributions from Net Investment Income:
  Common Shares........................................        (17,409,173)      (35,906,819)
  Preferred Shares.....................................         (5,196,215)      (10,943,347)
                                                              ------------      ------------
  Total Distributions..................................        (22,605,388)      (46,850,166)
                                                              ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....         16,106,065         3,908,670
NET ASSETS:
Beginning of the Period................................        874,585,861       870,677,191
                                                              ------------      ------------
End of the Period (Including accumulated undistributed
  net investment income of $3,216,103 and $2,705,542,
  respectively)........................................       $890,691,926       874,585,861
                                                              ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                              September 27, 1991
                                                                                                (Commencement
                                                              Year Ended August 31              of Investment
                                  Six Months Ended    -------------------------------------     Operations) to
                                  February 28, 1997    1996      1995      1994      1993      August 31, 1992
----------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period (a).....           $15.842   $15.734   $15.562   $17.035   $16.328              $14.808
                                            -------   -------   -------   -------   -------              -------
 Net Investment Income...........              .637     1.295     1.311     1.347     1.410                1.166
 Net Realized and Unrealized
   Gain/Loss on Securities.......              .430      .105      .266    (1.424)     .780                1.370
                                            -------   -------   -------   -------   -------              -------
Total from Investment
 Operations......................             1.067     1.400     1.577     (.077)    2.190                2.536
                                            -------   -------   -------   -------   -------              -------
Less:
 Distributions from Net
 Investment Income:
   Paid to Common Shareholders...              .480      .990     1.084     1.116     1.100                 .811
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders......              .143      .302      .321      .280      .246                 .205
 Distributions from Net Realized
   Gain on Securities:
   Paid to Common Shareholders...               -0-       -0-       -0-       -0-      .111                  -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders......               -0-       -0-       -0-       -0-      .026                  -0-
                                            -------   -------   -------   -------   -------              -------
Total Distributions..............              .623     1.292     1.405     1.396     1.483                1.016
                                            -------   -------   -------   -------   -------              -------
Net Asset Value, End of the
 Period..........................           $16.286   $15.842   $15.734   $15.562   $17.035              $16.328
                                            =======   =======   =======   =======   =======              =======
Market Price Per Share at End of
 the Period......................           $14.750   $14.500   $14.250   $15.000   $16.750              $16.125
Total Investment Return at Market
 Price (b).......................             4.24%*    8.98%     2.39%    (3.94%)   11.90%               13.24%*
Total Return at Net Asset Value
 (c).............................             5.92%*    7.09%     8.55%    (2.22%)   12.31%               14.64%*
Net Assets at End of the Period
 (In millions)...................            $890.7    $874.6    $870.7    $864.4    $917.9               $891.7
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares..........................             1.58%     1.61%     1.65%     1.64%     1.59%                1.49%
Ratio of Expenses to Average
 Net Assets......................             1.04%     1.06%     1.07%     1.09%     1.06%                1.03%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares (d)...............             6.11%     6.20%     6.48%     6.52%     7.08%                6.85%
Portfolio Turnover...............              23%*       36%       49%       47%       48%                 100%*

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.192 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

D. ORGANIZATIONAL EXPENSES--The Fund reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $50,000. These costs were amortized on a straight line basis over the 60 month period ended September 26, 1996.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $5,692,062 which will expire between December 31, 2001 and December 31, 2004. Net realized loss differs for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open option and futures positions.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of.20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flow (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended February 28, 1997, the Trust recognized expenses of approximately $19,700 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $205,915,924 and $233,787,228, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

     Transactions in options for the six months ended February 28, 1997, were as follows:

                                                     CONTRACTS      PREMIUM
---------------------------------------------------------------------------
Outstanding at August 31, 1996...................          500    $ (86,068)
Options Written and Purchased (Net)..............       10,000      657,254
Options Terminated in Closing Transactions
  (Net)..........................................       (4,200)    (581,753)
Options Expired (Net)............................       (6,300)      10,567
                                                         -----    ---------
Outstanding at February 28, 1997.................            0    $       0
                                                         =====    =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

    Transactions in futures contracts for the six months ended February 28, 1997, were as follows:

                                                               CONTRACTS
------------------------------------------------------------------------
Outstanding at August 31, 1996.............................      2,000
Futures Opened.............................................        900
Futures Closed.............................................     (2,700)
                                                               -------
Outstanding at February 28, 1997...........................        200
                                                               =======

    The futures contracts outstanding as of February 28, 1997, and the description and unrealized depreciation are as follows:

                                                                  UNREALIZED
                                                    CONTRACTS    DEPRECIATION
-----------------------------------------------------------------------------
US Treasury Bond Futures
  Mar 1997--Sells to Open.......................       200         $45,362
                                                    ======         =======

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 6,000 Auction Preferred Shares ("APS") in four series of 1,500 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend periods for Series A and Series C are 7 days, while Series B and Series D are 28 days. The average rate in effect on February 28, 1997, was 3.39%. During the six months ended February 28, 1997, the rates ranged from 3.10% to 5.20%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                  VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - Chairman

THEODORE A. MYERS

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS
DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

SM denotes a service mark of
   Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 28,097,793 shares voted for the proposal, 622,320 shares voted against, 762,522 shares abstained and 2,025,168 shares represented broker non-votes. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investments in other investment companies, 14,700,310 shares voted for the proposal, 887,645 shares voted against, 918,499 shares abstained and 15,041,349 shares represented broker non-votes.